UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Technology Way, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5    Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2023, The GEO Group, Inc. (“GEO” or the “Company”) and David Venturella, who served as GEO’s Senior Vice President, Client Relations until February 1, 2023, entered into a consulting agreement, effective February 1, 2023 (the “Consultant Agreement”). The Company previously announced on a Form 8-K filed on July 22, 2022 Mr. Venturella’s retirement effective February 1, 2023 and announced that Matthew Albence would succeed Mr. Venturella as Senior Vice President, Client Relations.

Under the terms of the Consultant Agreement, which will continue through January 31, 2025 (the “Consulting Period”), unless extended by mutual agreement or terminated earlier by Mr. Venturella with not less than 30 days prior written notice, Mr. Venturella will provide consulting services to GEO and its subsidiaries, including providing any and all assistance requested by GEO to assist GEO in submitting proposals for new projects or for the renewal of existing contracts and participating in conference calls with GEO staff, as requested, regarding new projects, the renewal of existing projects or other matters as reasonably requested by GEO, for a consulting fee of $10,000 per month for the Consulting Period. Additionally, all of Mr. Venturella’s previously-awarded unvested performance shares will remain active and shall continue to vest as scheduled. The Consultant Agreement also contains customary provisions related to non-competition and confidentiality.

Section 9    Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consultant Agreement, by and between The GEO Group, Inc. and David Venturella, effective February 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

February 6, 2023	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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